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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):         April 28, 2003


                            ELCOM INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                  000-27376                  04-3175156
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(State or Other Jurisdiction       (Commission              (I.R.S. Employer
      of Incorporation)            File Number)           Identification Number)


10 Oceana Way                      Norwood, Massachusetts               02062
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:       (781) 440-3333


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          (Former Name or Former Address, if Changed Since Last Report)


                                    - MORE -
10 OCEANA WAY - NORWOOD, MA 02062 -- VOICE (781) 501-4333 -- FAX (781) 762-1540
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ITEM 5. OTHER EVENTS

      On April 28, 2003, Elcom International, Inc. (the "Company") closed a private placement of approximately $920,000 of 10% Senior Convertible Debentures, resulting in approximately $675,000 in net cash proceeds to the Company. The press release announcing the closing is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits.

          Number    Description
          ------    -----------
          99.1      News Release, dated April 29, 2003.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ELCOM INTERNATIONAL, INC.


                                        By:    /s/ Robert J. Crowell
                                               ---------------------------------
                                               Robert J. Crowell
                                               Chairman and CEO

Date: April 30, 2003
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                                  EXHIBIT INDEX

         Exhibit         Description of Exhibit
         -------         ----------------------

         99.1            News Release, dated April 29, 2003